Exhibit 32.1


CERTIFICATION  PURSUANT  TO RULE  13a-14(b)  OF THE  EXCHANGE  ACT AND 18 U.S.C.
SECTION 1350, AS ENACTED PURSUANT TO THE SARBANES-OXLEY ACT OF 2003

         In connection with the filing of Zunicom, Inc. and Subsidiaries (the "Company") Annual Report on Form 10-K for the year ending December 31, 2004 with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Tan, President and Chief Executive Officer of the Company, certify, pursuant to Rule 13a-14(b) of the Exchange Act and 18 U.S.C. (SS) 1350, as enacted pursuant to the Sarbanes-Oxley Act of 2002, that:

                (1) The Report fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Act of 1934; and

                (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company,


/s/ William Tan
--------------------
William Tan
President and Chief Executive Officer
(principal executive officer)

March 31, 2005


























                                     32.1-1